UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

1990 E. Grand Avenue

El Segundo, California 90245

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 12, 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF” or the “Company”), which will be held on August 12, 2026 at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit www.virtualshareholdermeeting.com/FFAI2026SM2. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Special Meeting will be held for the purpose of voting upon the following proposals (each of which is a “Proposal” and, together, the “Proposals”):

1.	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Stock to holders of certain convertible notes (the “Private Placement Proposal”).

2.	To approve an amendment to the Company’s Charter to change the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future Physical AI Ecosystem Inc. (the “Name Change Proposal”).

3.	To approve one or more adjournments of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve one or more Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

Other business will be transacted as may properly come before the Special Meeting.

Each Proposal is more fully described in the Proxy Statement accompanying this notice. THE BOARD RECOMMENDS VOTING “FOR” EACH OF PROPOSALS 1 THROUGH 3.

This Notice of Special Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about July 15, 2026 to stockholders of record as of June 17, 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet, by telephone or by completing and mailing the enclosed proxy card by following the instructions on the proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.

If you have any questions or need assistance voting, please contact our proxy solicitor:

Georgeson LLC
51 West 52nd Street, 6th Floor
New York, NY 10019
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

This [   ] day of July, 2026.

By Order of the Board of Directors

Yueting Jia Global Chief Executive Officer El Segundo, California

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Proxy Statement

i

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

1990 E. Grand Avenue

El Segundo, California 90245

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON August 12, 2026

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at a Special Meeting of Stockholders to be held on August 12, 2026 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit www.virtualshareholdermeeting.com/FFAI2026SM2. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.

Only stockholders of record as of the close of business on June 17, 2026, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the enclosed proxy card by following the instructions on the proxy card. You do not need to attend the Special Meeting to vote your shares.

What proposals will be voted on at the Special Meeting? What are the Board’s voting recommendations?

Proposals		Board’s Recommendation	More Information

Proposal 1	Approval of the issuance of Class A Common Stock to holders of certain convertible notes, in accordance with Nasdaq Listing Rule 5635(d) (the “Private Placement Proposal”)	FOR	Page 12

Proposal 2	Approval of an amendment to the Charter to change the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future Physical AI Ecosystem Inc. (the “Name Change Proposal”)	FOR	Page 16

Proposal 3	Approval of one or more adjournments of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve one or more Proposals at the time of such adjournment or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”)	FOR	Page 17

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

What happens if other business not discussed in this Proxy Statement comes before the Special Meeting?

The Board knows of no other matters to be brought before the Special Meeting. If any other business should properly come before the Special Meeting, the persons named in the proxy will vote on such matters according to their best judgment.

When and where will the Special Meeting be held?

The Special Meeting will be held on August 12, 2026 at 9:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/FFAI2026SM2.

How can I attend the Special Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at www.virtualshareholdermeeting.com/FFAI2026SM2. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.

The Special Meeting will begin promptly at 9:00 a.m. Pacific Time, on August 12, 2026. We encourage you to access the Special Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/FFAI2026SM2.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting and vote upon the proposals and consider such other business as may properly come before the Special Meeting. One-third of the combined voting power of the outstanding shares of Common Stock, Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock” and collectively with the Common Stock Series B Preferred Stock, the “Voting Stock”), entitled to vote at any meeting of stockholders, the holders of which are present by virtual attendance or represented by proxy duly authorized, shall constitute a quorum. On the Record Date, there were 346,161,912 shares of Common Stock outstanding and entitled to vote, 5,071,258 shares of Series B Preferred Stock, and 11,502 shares of Series C Preferred Stock outstanding and entitled to vote. Thus, the holders of 117,081,558 shares must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

Shares must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If there is no quorum, the Special Meeting may be adjourned to another date by the holders of a majority of shares present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

Who is entitled to vote?

The Record Date for the Special Meeting is the close of business on June 17, 2026. As of the Record Date, 351,244,672 shares were entitled to vote, consisting of 346,155,245 shares of Class A Common Stock, 6,667 shares of Class B Common Stock, 5,071,258 shares of Series B Preferred Stock, and 11,502 shares of Series C Preferred Stock. Only holders of record of the Voting Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share of Class A Common Stock, Series B Preferred Stock and/or Class B Common Stock. Each stockholder is entitled to 3,846 votes for each share of Series C Preferred Stock.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, you have one vote for each share of Common Stock and Series B Preferred Stock you owned as of the Record Date.

The holder of each outstanding share of Series C Preferred Stock is entitled to a number of votes as if such share of Series C Preferred Stock has been converted into shares of Class A Common Stock, provided, however, the conversion of the outstanding shares of Series C Preferred Stock is subject to the limitations pursuant to Nasdaq Listing Rule 5635(d). Each share of Series C Preferred Stock will have 3,846 votes and can vote on all Proposals.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.

●	To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on August 11, 2026 to be counted.

●	To vote over the Internet, go to www.proxyvote.com and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on August 11, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Corporate Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;

●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

●	attending the Special Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Special Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Special Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

Proposal 1. The affirmative vote of the holders of a majority of the votes cast at the Special Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 1, the Private Placement Proposal.

Proposal 2. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, is required for the approval of Proposal 2, the Name Change Proposal.

Proposal 3. The affirmative vote of the holders of a majority of the votes cast at the Special Meeting and entitled to vote, voting together as a single class, is required for the approval of Proposal 3, the Adjournment Proposal.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. Abstentions will have the same effect as a vote against.

Broker Non-Votes

If you are a beneficial owner of shares held in street name and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Although our shares are listed with the Nasdaq Stock Market, LLC (“Nasdaq”), the NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Under the NYSE rules applicable to brokers and other similar organizations that are subject to NYSE rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. In this regard, the Private Placement Proposal should be considered to be “non-routine” under NYSE rules and, accordingly, we believe that your broker may NOT vote your shares on such proposal without your instructions. The Name Change Proposal and the Adjournment Proposal should be considered to be “routine” under NYSE rules and, accordingly, we believe that your broker may vote your shares on such Proposals without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of the NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker that holds your shares, we believe your broker should not have discretionary authority under NYSE rules to vote your shares on the Private Placement Proposal absent additional instructions from you.

Broker non-votes will be counted as present for purposes of determining the existence of a quorum. For the Private Placement Proposal, broker non-votes will have no effect on the outcome of such Proposal.

How will my shares be voted if I return a blank proxy card or voting instruction form?

If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Special Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Special Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares:

●	will be counted as present for purposes of establishing a quorum;

●	may be voted by your broker, bank or other nominee in their discretion with regards to Proposal 2 (Name Change Proposal) and Proposal 3 (Adjournment Proposal); and

●	may not be voted by your broker, bank or other nominee with regards to Proposal 1 (Private Placement Proposal). For these proposals, your shares will be treated as “broker non-votes.”

If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Special Meeting.

Our Board knows of no matter to be presented at the Special Meeting other than Proposals 1 through 3. If any other matters properly come before the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Special Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.virtualshareholdermeeting.com/FFAI2026SM2 and logging in with your control number.

During the Special Meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of conduct. The rules of conduct, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting, which will be posted on the meeting center website.

How do I ask questions during the Special Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at www.virtualshareholdermeeting.com/FFAI2026SM2. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to www.virtualshareholdermeeting.com/FFAI2026SM2 and logging in with your control number.

Who is paying for this proxy solicitation?

The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone.

Certain representatives of FF Global Partners Investment LLC, formerly FF Top Holding LLC (“FF Top”), and its indirect parent entity FF Global Partners, LLC (“FF Global”), including, without limitation, Weiwei Zhao (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the Special Meeting. Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2026, and the Annual Report on Forms 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026. Changes to the direct or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.

The Company has retained Georgeson LLC (“Georgeson”) to solicit proxies. Under our agreement with Georgeson, they will receive a fee of up to approximately $65,000 plus the reimbursement of reasonable expenses. The Company also agreed to indemnify Georgeson against certain liabilities relating to, or arising out of, its retention. Georgeson will solicit proxies by mail, telephone, facsimile and email.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Faraday Future Intelligent Electric Inc., 1990 E. Grand Avenue, El Segundo, California 90245, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/FFAI2026SM2. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced during the Special Meeting. We will report the final voting results of the Special Meeting in a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.ff.com.

Whom can I contact for further information?

If you have any questions, please contact our proxy solicitor:

Georgeson LLC
51 West 52nd Street, 6th Floor
New York, NY 10019
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of June 17, 2026, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board, (3) each of our named executive officers (as disclosed below) and (4) all of the members of the Board and our executive officers, as a group. As of June 17, 2026, there were outstanding 346,155,245 shares of Class A Common Stock, 6,667 shares of Class B Common Stock, 5,071,258 shares of Series B Preferred Stock, 11,502 shares of Series C Preferred Stock, and 19,687,195 outstanding warrants to purchase shares of Class A Common Stock.

The beneficial ownership percentages set forth in the table below are based on 346,155,245 shares of Class A Common Stock issued and outstanding as of June 17, 2026, (including for this purpose, 6,667 shares of Class A Common Stock issuable upon conversion of 6,667 shares of Class B Common Stock held by FF Top, all as issued and outstanding shares as of June 17, 2026) and do not take into account the issuance of any shares of Class A Common Stock upon the exercise of warrants to purchase up to 19,687,195 shares of Class A Common Stock that remain outstanding, the exercise of any of the 2,251 outstanding options and vesting of unvested 20 RSUs (both within 60 days of June 17, 2026), or the conversion of any of the outstanding convertible notes. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to warrants and stock options held by the person that are currently exercisable or may be exercised within 60 days of June 17, 2026. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Faraday Future Intelligent Electric Inc., 1990 E. Grand Avenue, El Segundo, California 90245.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class
	Holder of Over 5%:

Class A Common Stock	N/A

	Directors and Executive Officers
Class A Common Stock	Matthias Aydt(1)**	47,665		*
Class A Common Stock	Chad Chen(2)***	192,596		*
Class A Common Stock	Kevin Chen***	0		*
Class A Common Stock	Yueting Jia (3)****	531,957	(3)*****	*
Class A Common Stock	Koti Meka (4)*****	5,849	(4)******	*
Class A Common Stock	Chui Tin Mok(5)***	18,486		*
Class A Common Stock	Lev Peker(6)***	207,464		*
Class A Common Stock	Jie Sheng(7)***	207,590		*
Class A Common Stock	Jiawei Wang******	10,563		*
Class A Common Stock	Xiao Jiang(8)***	18		*
	All executive officers and directors as a group (9 individuals)	1,222,188		*

*	Less than 1%

**	Mr. Matthias Aydt was appointed Global Chief Executive Officer of the Company effective as of September 29, 2023. Mr. Aydt resigned as a member of the Board effective April 14, 2026 and the Board accepted Mr. Aydt’s resignation as Co-Global Chief Executive Officer effective May 5, 2026.

***	Mr. Chad Chen was appointed as a director of the Board as of October 27, 2022. Mr. Jie Sheng was appointed as a director of the Board on December 18, 2022. Mr. Chui Tin Mok was appointed as a director of the Board on January 25, 2023. Mr. Lev Peker was appointed as a director of the Board on August 4, 2023. Messrs. Sheng and Mok resigned as members of the Board effective April 16, 2026. Mr. Kevin Chen and Mrs. Xiao Jiang were appointed as directors of the Board on April 16, 2026. On May 5, 2026, the Board appointed Mr. Chen as the Lead Independent Director of the Company.

****	On February 26, 2023, Mr. Yueting Jia was determined to be an “officer” of the Company within the meaning of Section 16 of the Exchange Act and an “executive officer” under Rule 3b-7 under the Exchange Act. Mr. Jia was appointed Co-Global Chief Executive Officer of the Company effective as of April 23, 2025. Following Mr. Aydt’s resignation as Co-Global Chief Executive Officer, the Board acknowledged and appointed Mr. Jia as the Company’s sole Chief Executive Officer.

*****	Mr. Koti Meka was appointed Chief Financial Officer of the Company effective as of September 23, 2024.

******	Mr. Jiawei Wang was appointed Global President of the Company effective as of March 24, 2025. On May 6, 2026, the Board promoted Mr. Wang to Global Executive Chairman.

(1)	Includes options to acquire 75 shares of Class A Common that have vested or will vest within 60 days of June 17, 2026. To the Company’s knowledge, Mr. Aydt has not sold any shares since the Company became a public company.

(2)	To the Company’s knowledge, Mr. Chen has sold 15,000 shares since the Company became a public company.

(3)	Includes options to acquire 119 shares of Class A Common Stock that have vested or will vest within 60 days of June 17, 2026. To the Company’s knowledge, Mr. Jia has not sold any shares since the Company became a public company.

(4)	Includes options to acquire 10 shares of Class A Common that have vested or will vest within 60 days of June 17, 2026. To the Company’s knowledge, Mr. Meka has not sold any shares since the Company became a public company.

(5)	Includes options to acquire 122 shares of Class A Common that have vested or will vest within 60 days of June 17, 2026. To the Company’s knowledge, Mr. Mok has not sold any shares since the Company became a public company.

(6)	To the Company’s knowledge, Mr. Peker has not sold any shares since the Company became a public company.

(7)	To the Company’s knowledge, Mr. Sheng has not sold any shares since the Company became a public company.

(8)	Includes options to acquire 18 shares of Class A Common Stock that have vested or will vest within 60 days of June 17, 2026. To the Company’s knowledge, Mrs. Jiang has sold 2,071 shares since the Company became a public company.

PROPOSAL 1: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO HOLDERS OF CERTAIN OF OUR CONVERTIBLE NOTES

Our Class A Common Stock is listed on Nasdaq and, as such, we are subject to the exchange’s listing rules. We are seeking stockholder approval for purposes of complying with Nasdaq Listing Rule 5635(d). If the Investors (defined below) wish to convert the full amount of the Notes (defined below), issued and issuable pursuant to the Purchase Agreement (defined below), the shares of Class A Common Stock issued upon conversion would be more than 20% of our currently outstanding shares of Class A Common Stock (such financing, the “May 2026 Financing”). Nasdaq Listing Rule 5635(d) requires that we obtain stockholder approval of the issuance of Class A Common Stock and/or securities convertible into, Class A Common Stock in excess of 20% of our current issued and outstanding shares of Class A Common Stock.

The information set forth herein in connection with the May 2026 Financing is qualified in its entirety by reference to the full text of the form of the Purchase Agreement, Notes, Deposit Account Control Agreement and Placement Agency Agreement attached as exhibits 10.1, 4.1, 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on May 15, 2026. Stockholders are urged to carefully read these documents.

Background

On May 15, 2026 (the “Signing Date”), the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (collectively, the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to sell, and the Investors agreed to purchase, for an aggregate purchase price of $25 million, senior convertible notes in an aggregate principal amount of $25 million (the “Notes”) that are convertible into shares of the Company’s Class A Common Stock. The closing (the “Closing”) occurred on May 15, 2026 (the “Closing Date”). The Notes and the shares of Class A Common Stock issuable upon conversion of the Notes are collectively referred to as the “Securities”.

Pursuant to the Purchase Agreement, the Company has agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) within 45 calendar days of the Closing Date, to register for resale 200% of the shares of Class A Common Stock issuable pursuant to the Notes, and seek effectiveness within 105 days following the Closing Date, and keep such Registration Statement effective at all times until no Investor owns any Notes or shares of Class A Common Stock issuable upon conversion or exercise thereof.

Notes

Maturity Date; Interest.

Pursuant to the Notes, interest will commence accruing on the date of issuance (the “Issuance Date”) at the interest rate of 8% per annum (the “Interest Rate”) and will be computed on the basis of a 360-day year and twelve 30-day months and will be payable on a Conversion Date (as defined in the Notes) with respect to the Conversion Amount (as defined in the Notes) being converted on such Conversion Date, with any remaining accrued and unpaid interest payable on the one-year anniversary of the issuance date thereof (the “Maturity Date”) (each Conversion Date and Maturity Date, an “Interest Date”).

Interest will be payable to the noteholders on each Interest Date in shares of Class A Common Stock, subject to certain conditions set forth in the Notes. Prior to the payment of interest on an Interest Date, interest on the Notes will accrue at the Interest Rate and will be payable by way of inclusion of the interest in the Conversion Amount on each Conversion Date, or upon any redemption, unless in the event of an event of default, in which case the interest rate of the Notes will automatically be increased to 15% per annum (the “Default Rate”). In the event such default has been cured, the Default Rate will cease to be effective as of the calendar day immediately following the date of such cure; provided that the interest as calculated and unpaid at the Default Rate during the continuance of that certain default will continue to apply to the extent relating to the days after the occurrence of such default through and including the cure date of such default.

The Maturity Date may be extended by the noteholders under circumstances specified therein. On the Maturity Date, the Company must pay the noteholders an amount in cash representing all outstanding principal, accrued and unpaid interest on such principal and interest and accrued and unpaid Late Charges (as defined in the Notes). Other than as specifically permitted by the Notes, the Company may not prepay any portion of the outstanding principal and accrued, unpaid interest or accrued and unpaid Late Charges on principal and interest, if any.

Conversion; Conversion at Option of Holder

Each noteholder may convert all, or any portion, of the Notes, at any time at such noteholder’s option, into shares of Class A Common Stock, at an initial conversion price per share as set forth in the form of Note attached as Exhibit 4.1 hereto (the “Conversion Price”), subject to adjustment as provided in the Notes, in an amount equal to 108% of the portion of the (i) principal, (ii) interest, (iii) an amount equal to the amount of additional interest that would accrue under the Note at the Interest Rate then in effect had the Note remained outstanding through and including the Maturity Date, (iv) accrued and unpaid Late Charges with respect to such principal and interest of the Note and (v) other amounts outstanding under the Note to be converted, redeemed or otherwise with respect to which such determination is being made.

Adjustments of the Conversion Price

If on or after the date the Notes are issued (the “Subscription Date”), the Company issues or sells any shares of Class A Common Stock, subject to certain exclusions, for consideration per share that is less than the Conversion Price then in effect, the Conversion Price will be adjusted downward to the applicable New Issuance Price (as defined in the Notes). The Conversion Price will also be proportionately adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar transactions affecting the Class A Common Stock. In addition, if the Company issues Variable Price Securities (as defined in the Notes) after the Subscription Date, the Holder may substitute the applicable Variable Price (as defined in the Notes) for the Conversion Price upon conversion of the Notes. Subject to the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”) and the prior written consent of the noteholder, the Company may voluntarily reduce the then-current Conversion Price to any amount and for any period of time deemed appropriate by the Company’s board of directors.

Floor Price

The Floor Price of the Unsecured Notes is $0.15528 per share of Class A Common Stock, subject to the Company’s right to reduce, from time to time, to a price per share not contrary to the rules and regulations promulgated by Nasdaq (and other adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

Alternate Conversion

Each noteholder may alternatively elect to convert the Notes, at any time at such noteholder’s option, into shares of Class A Common Stock at the “Alternate Conversion Price” equal to the lower of:

●	the Conversion Price then in effect; and

●	the greater of:

●	the Floor Price; and

●	the lowest volume weighted average price (“VWAP”) of the Class A Common Stock during the five consecutive trading days ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice.

Floor Breach Event

If on any Conversion Date, the Conversion Price then in effect would have otherwise been lower than the Floor Price then in effect, the Company is required to pay to each noteholder an amount in cash equal to the product obtained by multiplying (A) the higher of (1) the highest price of the Class A Common Stock on the trading day immediately preceding the applicable Conversion Date and (2) the applicable Alternate Conversion Price, and (B) the difference between (1) the number of shares the noteholder would have received at the Conversion Price as it would have been adjusted notwithstanding the Floor Price and (2) the Floor Price. Alternatively, the Company may, at its option, increase the then outstanding principal amount of the applicable Note by such amount.

If, during any period of ten consecutive trading days, the daily VWAP (as defined in the Notes) of the Class A Common Stock is less than the Floor Price on five or more Trading Days, a “Floor Breach Event” shall occur, upon which the Company shall have a period of 30 calendar days (and 20 calendar days for each subsequent Floor Breach Event) to, if permitted by Nasdaq, cure such Floor Breach Event by resetting the Floor Price to a level such that the daily VWAP of the Class A Common Stock equals or exceeds such reset Floor Price for at least ten consecutive trading days. A Floor Breach Event will also be deemed cured if the daily VWAP equals or exceeds the Floor Price for ten consecutive trading days without any reset. If the Company fails to cure a Floor Breach Event within the applicable cure period, the noteholder may require the Company to redeem all or any portion of the Conversion Amount for cash at a price equal to the Conversion Amount of the Notes, which amount is due and payable within five trading days after the Company’s receipt of the applicable redemption notice; provided that the noteholder retains all rights to effect conversions during the continuance of such Floor Breach Event and until the Floor Redemption Price is paid in full.

Limitations on Conversion

Beneficial Ownership Limitation. A noteholder does not have the right to convert any portion of an Unsecured Note to the extent that, after giving effect to such conversion, the noteholder (together with certain related parties) would beneficially own in excess of 4.99% (the “Maximum Percentage”), of shares of Class A Common Stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the noteholder, except that any increase will only be effective upon 61 days’ prior notice to the Company.

Exchange Cap Limitation. Unless the Company obtains the approval of its stockholders in accordance with Nasdaq Listing Rules 5635(d) (19.99% of the outstanding shares of Class A Common Stock on the Signing Date) will be issuable upon conversion or exercise, as applicable, or otherwise pursuant to the terms of the Unsecured Notes.

Redemption Rights

Company Optional Redemption. The Company has the option to redeem the Notes at an 8% redemption premium to the greater of (i) the shares of Class A Common Stock then outstanding under the Notes and (ii) the equity value of Class A Common Stock underlying the Notes. The equity value of Class A Common Stock underlying the Notes is calculated using the greatest closing sale price of the Class A Common Stock during the period commencing on the date immediately preceding notice of such redemption and ending on the trading day immediately prior to the date the Company makes the entire payment required to be made for such redemption.

Bankruptcy Event of Default Mandatory Redemption. Upon any bankruptcy event of default, the Company must immediately redeem in cash all amounts due under the Notes at an 8% premium unless the noteholder waives such right to receive such payment.

Deposit Account Control Agreement

The Company’s obligations under each Note are secured by a Deposit Account Control Agreement (each, a “DACA”) with respect to the Accounts (as defined in the DACA). The Company acknowledges and agrees that the Investor is authorized to send instructions to the Deposit Holder (as defined in the DACA) directing the disposition of the funds held in the Accounts.

Nasdaq Stockholder Approval Requirement

Nasdaq listing rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the Class A Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Class A Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Class A Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Voting Requirements

Approval of the Private Placement Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting and entitled to vote, voting together as a single class. Each share of Common Stock and Series B Preferred Stock has one vote. Each share of Series C Preferred Stock has 3,846 votes. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this proposal. We believe that broker non-votes will be counted towards the presence of a quorum but will have no effect and will not be counted towards the vote total for this proposal because we have been advised by NYSE that this proposal should be considered “non-routine” under NYSE rules, and accordingly, we believe that your broker may not vote your shares on such proposal without instructions from you. nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE PRIVATE PLACEMENT PROPOSAL.

PROPOSAL 2: APPROVAL OF THE NAME CHANGE PROPOSAL

General

On June 30, 2026, the Board approved a change in the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future Physical AI Ecosystem Inc. (the “Name Change”) and determined that it was advisable and in the Company’s best interest that there be solicited to the stockholders a Certificate of Amendment to our Charter, a copy of which is attached hereto as Annex A (the “Name Change Amendment”) to change the name of our Company to Faraday Future Physical AI Ecosystem Inc. If this Proposal is approved, the Board may determine not to implement such Name Change if the Board determines that it is not in the best interest of the Company to effect such Name Change, after considering several factors, including without limitation the Company’s business focus, the Company’s future strategy and general name recognition and brand awareness associated with the Company’s current name. If this Proposal is approved and the Board decides to implement such Name Change, the Name Change will become effective upon filing the Name Change Amendment with the Secretary of State of the State of Delaware.

Effect

Concurrently with or promptly after the Name Change Amendment, the Company anticipates obtaining a new CUSIP number for the Class A Common Stock. The Name Change will not have any effect on the rights of our existing stockholders.

Background

The proposed name change to Faraday Future Physical AI Ecosystem Inc. reflects the Company’s strategic evolution and increased focus on integrating artificial intelligence (AI) into its core technologies including EAI Device systems, EAI Brain and user experiences. The new name aligns with the Company’s vision and the Company’s new ticker symbol, FFAI, reinforcing a unified brand identity. As the Company continues enhancing its use of AI technologies and prepares to launch additional AI-powered electric vehicles to the market, the Board believes that it makes sense that the Company legally change its name to Faraday Future Physical AI Ecosystem Inc. to connect closer with the Company’s current business orientation.

Right to Abandon

We may abandon the proposed Name Change at any time prior to filing the Name Change Amendment if our Board deems it advisable to do so. Any decision as to the appropriateness of the Name Change will be made solely by our Board and will depend upon numerous factors including but not limited to the Company’s business focus, and the Company’s future strategy and general name recognition and brand awareness associated with the Company’s current name.

Proposal

The Company is seeking stockholder approval for an amendment to the Company’s Charter to change the Company’s name from Faraday Future Intelligent Electric Inc. to Faraday Future Physical AI Ecosystem Inc.

Voting Requirements

Approval of the Name Change Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class. Each share of Common Stock and Series B Preferred Stock has one vote. Each share of Series C Preferred Stock has 3,846 votes. Abstentions will be counted towards the vote total and will have the same effect as “Against” votes for this Proposal. We do not anticipate broker non-votes for this proposal because this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you; however, to the extent there are broker non-votes for this Proposal, we believe such broker non-votes will have no effect because they are not considered entitled to vote on this Proposal under Delaware law. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE. If your shares are held by a bank, we believe your shares cannot be voted without your specific instructions.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE NAME CHANGE PROPOSAL.

PROPOSAL 3: APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF
NECESSARY, TO SOLICIT ADDITIONAL PROXIES

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Proposals, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this Proposal, we are asking our stockholders to authorize the adjournment of the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate. If our stockholders approve this Proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Proposals, we could adjourn the Special Meeting without a vote on such Proposal and seek to convince our stockholders to change their votes in favor of such Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Proposal

The Company is seeking stockholder approval to adjourn the Special Meeting by the Company from time to time to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Proposals or if otherwise determined by the chairperson of the meeting to be necessary or appropriate.

Voting Requirements

The Bylaws require the affirmative vote of the holders of a majority of the votes cast at the Special Meeting or represented by proxy and entitled to vote on the matter at the Special Meeting to approve the Adjournment Proposal. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote “Against” this Proposal. We do not anticipate broker non-votes for this proposal because this Proposal should be considered “routine” under NYSE rules, and accordingly, we believe that your broker may vote your shares on this Proposal without instructions from you. Nevertheless, whether a proposal is “routine” or “non-routine” remains subject to the final determination of NYSE.

Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, our Corporate Secretary must receive the proposal no later than December 24, 2026. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Faraday Future Intelligent Electric Inc., Attn: Corporate Secretary, 1990 E. Grand Avenue, El Segundo, California 90245. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2027 Annual Meeting and appear in person or through an authorized representative at the 2027 Annual Meeting to present the proposal.

Alternatively, stockholders intending to put forth a director nomination or a stockholder proposal not pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2027 Annual Meeting from the stockholder no earlier than the close of business on January 20, 2027 and no later than the close of business on February 19, 2027. If we change the date of our 2027 Annual Meeting to a date that is before April 22, 2027 or after June 21, 2027, however, notice of any proposal or director nomination must instead be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to our 2027 Annual Meeting, and the 10th day following the day on which we first publicly announce the date of our 2027 Annual Meeting. The notice must contain the information required by our Bylaws.

In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted no later than March 22, 2027 and include all of the information required by Rule 14a-19 under the Exchange Act. If we change the date of our 2027 Annual Meeting to a date that is before April 22, 2027 or after June 21, 2027, however, notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card must instead be delivered by the later of the 60th day prior to our 2026 Annual Meeting, or the 10th day following the day on which we first publicly announce the date of our 2027 Annual Meeting.

Proposals received by the Corporate Secretary after the dates mentioned will not be included in the proxy statement or acted upon at the 2027 Annual Meeting.

OTHER MATTERS

The Board is not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

This [   ] day of July, 2026.

By Order of the Board of Directors

Yueting Jia Global Chief Executive Officer El Segundo, California

Annex A

ELEVENTH CERTIFICATE OF AMENDMENT

TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Faraday Future Intelligent Electric Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1. The name of the Corporation is Faraday Future Intelligent Electric Inc. (originally incorporated as Property Solutions Acquisition Corp.).

2. The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2020.

3. The Corporation amended and restated the Original Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2020 (the “Amended and Restated Certificate”).

4. The Corporation further amended and restated the Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on July 21, 2021 (the “Second Amended and Restated Certificate”).

5. The Corporation has four times amended the Second Amended and Restated Certificate, (i) which certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 22, 2022, (ii) which second certificate of amendment to the Second Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on March 1, 2023, (iii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 16, 2023, and (iv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 24, 2023.

6. The Corporation further amended and restated the Second Amended and Restated Certificate, which was filed with the Secretary of State of the State of Delaware on August 24, 2023 (the “Third Amended and Restated Certificate”).

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7. The Corporation has twenty-four times amended the Third Amended and Restated Certificate, (i) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 21, 2023, (ii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iii) which certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 5, 2024, (iv) which second certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on February 23, 2024, (v) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on June 21, 2024 and (vi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 1, 2024, (vii) which fourth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 1, 2024, (viii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on January 23, 2025, (ix) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on March 10, 2025, (x) which Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 3, 2025, (xi) which Certificate of Correction to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on April 9, 2025; (xii) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 17, 2025; (xiii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xiv) which sixth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on May 29, 2025; (xv) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on August 6, 2025; (xvi) which seventh certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on August 6, 2025; (xvii) which Amendment No.1 to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock was filed with the Secretary of State of the State of Delaware on August 21, 2025; (xviii) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on September 23, 2025; (xix) which eighth certificate of amendment to the Third Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on September 23, 2025; (xx) which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on December 23, 2025; (xxi) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on February 18, 2026; (xxii)  which Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on April 15, 2026; (xxiii) which Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware on April 15, 2026 and (xxiv) which Certificate of Elimination of Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on May 27, 2026.

8. Article I of the Third Amended and Restated Certificate of Incorporation are hereby amended and restated to read in their entirety as follows:

“ARTICLE I

NAME

The name of the corporation is Faraday Future Physical AI Ecosystem Inc. (the “Corporation”).”

9. This Eighth Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

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IN WITNESS WHEREOF, Faraday Future Intelligent Electric Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [   ] day of [   ], 2026.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Koti Meka
Name:	Koti Meka
Title:	Chief Financial Officer

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